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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 22, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                          0-16421                    52-1518642
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 5, 6, 8 AND 9.   NOT APPLICABLE.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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      (b) On February 22, 2002, the Registrant's Board of Directors, at the
recommendation of its Audit Committee, engaged KPMG LLP as the Registrant's certifying accountants for the Registrant's fiscal year ended December 31, 2002. The Registrant has not consulted with KPMG LLP during the Registrant's two most recent fiscal years nor during any subsequent interim period prior to KPMG LLP's engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (a)   Financial statements of businesses acquired.  Not applicable

      (b)   Pro forma financial information.  Not applicable

      (c)   Exhibits



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENT BANKSHARES CORPORATION


                                 By:   /s/ Peter M. Martin
                                       -----------------------------------------
                                       Peter M. Martin
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: February 22, 2002






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